                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                 March 5, 2002
                                 DATE OF REPORT
                       (DATE OF EARLIEST EVENT REPORTED)


                                AMAZON.COM INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


    DELAWARE                       000-22513                     91-1646860
(STATE OF OTHER              (COMMISSION FILE NO.)             (IRS EMPLOYER
  JURISDICTION                                               IDENTIFICATION NO.)
OF INCORPORATION)

        1200 - 12TH AVENUE SOUTH, SUITE 1200, SEATTLE, WASHINGTON 98144
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, INCLUDING ZIP CODE)

                                 (206) 266-1000
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

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ITEM 5. OTHER EVENTS

     On March 5, 2002, Amazon.com, Inc. announced that Warren Jenson, Amazon.com's Chief Financial Officer, will resign later this year.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMAZON.COM, INC.
                                       (REGISTRANT)

Dated:  March 5, 2002                  By:  /s/ L. Michelle Wilson
                                            ------------------------------
                                            L. Michelle Wilson
                                            Senior Vice President



                                 EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------

    99.1            Press Release dated March 5, 2002